Exhibit 99.2

• • • • • • • •

• • • • • • •

Largest REITs in the RMZ Index ($B) 1 Net Lease REITs by equity market cap ($B) 1 $39.9 $15.8 $8.5 $7.6 $7.2 $6.0 $4.6 $4.4 $3.8 O WPC (PF) STOR NNN STAG SRC ADC LXP BNL Company Equity Market Cap 1 Prologis Inc $109.9 2 Equinix Inc 64.9 3 Public Storage 63.5 4 Simon Property Group Inc 45.9 5 Realty Income Corp 39.9 6 Digital Realty Trust Inc 39.1 7 Welltower Inc 37.7 8 AvalonBay Communities Inc 34.1 9 Equity Residential 32.8 10 Alexandria Real Estate Equities Inc 31.0 11 Extra Space Storage Inc 26.0 12 Mid-America Apartment Communities Inc 24.2 13 Invitation Homes Inc 23.7 14 Ventas Inc 21.7 15 Sun Communities Inc 21.4 16 Essex Property Trust Inc 21.2 17 Duke Realty Corp 20.6 18 Boston Properties Inc 19.3 19 UDR Inc 17.8 20 VICI Properties Inc 17.7 21 Camden Property Trust 17.4 22 Healthpeak Properties Inc 17.1 23 W. P. Carey Inc (Pro Forma) 15.8 24 Kimco Realty Corp 15.1 25 Equity LifeStyle Properties Inc 14.1 26 Iron Mountain Inc 14.1 27 American Homes 4 Rent 13.4 28 Host Hotels & Resorts Inc 13.4 29 Medical Properties Trust Inc 12.4 30 CyrusOne Inc 11.7

• • • •

W. P. CAREY

CPA:18 GLOBAL




Gamma



CPA®:18 – Global and W. P. Carey Inc. Proposed Merger

February 2022

CPA®:18 – Global and W. P. Carey Inc. Proposed Merger

CPA:18 GLOBAL

Transaction Overview

Transaction Consideration

- CPA®:18 – Global stockholders will receive a fixed exchange ratio of 0.0978 shares of W. P. Carey Inc. (NYSE: WPC) common stock and $3.00 in cash for each Class A and Class C share of CPA®:18 – Global common stock held
- Implied price of $10.45[1] per Class A and Class C share of CPA®:18 – Global common stock
- The cash portion of the merger consideration will be reduced by any special distributions paid by CPA®:18 – Global for the pre-closing period

Dividend

- WPC's most recent quarterly cash dividend was $1.055 per share, equating to an annualized rate of $4.22 per share
- Based on the exchange ratio and WPC's current dividend rate, CPA®:18– Global stockholders are expected to receive $0.41 per share annualized cash dividend with the potential for dividend growth, as compared to CPA®:18 – Global's current annualized cash distribution rate of $0.25 per share

Tax Implications

- Investors will be subject to tax on up to the amount of the cash consideration, to the extent of the total gain in their CPA®:18 – Global shares

Go-Shop

- The merger agreement contains a 30-day go-shop provision pursuant to which the Special Committee of CPA®:18 – Global's Board of Directors intends to actively solicit potential alternatives to the transaction

Expected Closing

- Expected to close in Q3 2022 subject to customary closing conditions, including CPA®:18 – Global stockholder approval

1. Based on WPC's trailing 3-day volume weighted average price ("VWAP") of $76.17 as of February 25, 2022

CPA®:18 – Global and W. P. Carey Inc. Proposed Merger

Strategic Rationale and Transaction Benefits

Provides Liquidity

- Receipt of a combination of stock (~70%) and cash (~30%) in a large, publicly traded net lease REIT
- No lock-up on WPC shares issued to CPA®:18 – Global stockholders

Opportunity For Continued Income

- Continued income through a stable and attractive dividend with higher quality dividend coverage expected following completion of the merger
- WPC has increased its dividend every year since going public in 1998

Potential Upside From Combined Company

- Creates an even larger and more diversified company by combining highly complementary net lease portfolios
- Transaction is expected to be accretive to Real Estate AFFO per share
- Potential to generate additional accretion from debt re-financings and portfolio repositioning

CPA®:18 – Global and W. P. Carey Inc. Proposed Merger

W. P. Carey has provided liquidity to prior CPA® programs and created long-term shareholder value



1,750%
1,650%
1,550%
1,450%
1,350%
1,250%
1,150%
1,050%
950%
850%
750%
650%
550%
450%
350%
250%
150%
50%
0%
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
February 2012: $3.2B[1] merger with CPA:15 announced
October 2012: WPC commenced trading on NYSE as a REIT following close of CPA:15 merger
July 2013: $3.8B[1] merger with CPA:16 announced
January 2014: CPA:16 merger closed
June 2018: $5.9B[1] merger with CPA:17 announced
October 2018: CPA:17 merger closed
WPC +1,640%
MSCI REIT Index (RMS) +705%
S&P 500 +593%
WPC RMS S&P 500

Total returns from January 21, 1998 through market close February 25, 2022. Reflects the reinvestment of all dividends. Past performance is not a guarantee of future results

1. Represents transaction value at close



The Combined Portfolio

CPA®:18 – Global and W. P. Carey Inc. Proposed Merger

Combined Company Metrics [1]

		W. P. CAREY	CPA:18 GLOBAL [1]	Pro Forma W. P. CAREY [1]
Size	Total Enterprise Value (2)	$21.6 B	$2.7 B	$23.4 B
Size	Total Equity Value (2)	$14.8 B	$1.6 B	$15.8 B
Net Lease	# of Properties	1,304	41	1,338
Net Lease	Total Square Footage	156MM	9MM	164MM
Net Lease	Number of Tenants	352	40	380
Net Lease	ABR ($MM)	$1,248	$74	$1,321
Net Lease	WALT (3)	10.8 years	7.5 years	10.6 years
Net Lease	Occupancy	98.5%	98.6%	98.5%
Net Lease	Top Ten Tenant Concentration (3)	20.2%	59.2%	19.1%
Net Lease	% Investment Grade (3)	29.3%	34.1%	29.6%
Net Lease	CPI-linked / Fixed Rent Increases (3)	59% / 37%	41% / 59%	58% / 38%
Net Lease	Geography (US / Europe / Other) (3)	63% / 35% / 2%	56% / 37% / 7%	63% / 35% / 2%
Self-storage	# of Properties	19	65	84
Self-storage	# of Units	~10,000	~42,000	~52,000

Note: Data as December 31, 2021 unless otherwise noted.

1. Combined pro forma metrics consolidate existing joint ventures between WPC and CPA:18 and certain line items may not reflect the summation of standalone companies. Excludes net lease student housing properties under purchase option and three additional net lease assets in CPA:18's portfolio scheduled for disposition.
2. Enterprise Value based on WPC stock price of $77.66 as of February 25, 2022. Share count assumes the issuance of approximately 14 million shares plus WPC share count as of December 31, 2021. CPA:18 – Global equity per share based on WPC's trailing 3-day VWAP of $76.17 as of February 25, 2022 and a 0.0978x exchange ratio plus cash consideration, and CPA:18 – Global's share count as of December 31, 2021.
3. Figures are based on December 31, 2021 annualized base rent ("ABR").

CPA®:18 – Global and W. P. Carey Inc. Proposed Merger

CPA:18 – Global shareholders will receive shares in one of the largest REITs in the RMZ index

Largest REITs in the RMZ Index ($B) [1]

Company		Equity Market Cap
1	Prologis Inc	$109.9
2	Equinix Inc	64.9
3	Public Storage	63.5
4	Simon Property Group Inc	45.9
5	Realty Income Corp	39.9
6	Digital Realty Trust Inc	39.1
7	Welltower Inc	37.7
8	AvalonBay Communities Inc	34.1
9	Equity Residential	32.8
10	Alexandria Real Estate Equities Inc	31.0
11	Extra Space Storage Inc	26.0
12	Mid-America Apartment Communities Inc	24.2
13	Invitation Homes Inc	23.7
14	Ventas Inc	21.7
15	Sun Communities Inc	21.4
16	Essex Property Trust Inc	21.2
17	Duke Realty Corp	20.6
18	Boston Properties Inc	19.3
19	UDR Inc	17.8
20	VICI Properties Inc	17.7
21	Camden Property Trust	17.4
22	Healthpeak Properties Inc	17.1
23	**W. P. Carey Inc (Pro Forma)**	**15.8**
24	Kimco Realty Corp	15.1
25	Equity LifeStyle Properties Inc	14.1
26	Iron Mountain Inc	14.1
27	American Homes 4 Rent	13.4
28	Host Hotels & Resorts Inc	13.4
29	Medical Properties Trust Inc	12.4
30	CyrusOne Inc	11.7

Net Lease REITs by equity market cap ($B) [1]



$39.9
$15.8
$8.5
$7.6
$7.2
$6.0
$4.6
$4.4
$3.8
O
WPC (PF)
STOR
NNN
STAG
SRC
ADC
LXP
BNL

WPC is the second largest net lease REIT by equity market capitalization

Source: FactSet and company filings as of February 25, 2022.

1. RMZ constituents ranked by Equity Market Cap based on FactSet as of February 25, 2022. Pro forma enterprise value based on public filings. WPC stock price of $77.66 as of February 25, 2022. Share count assumes issuance of approximately 14 million shares plus the WPC share count as of December 31, 2021.

CPA®:18 – Global and W. P. Carey Inc. Proposed Merger

W. P. Carey's Pro Forma Portfolio[1]

Property Type (% of ABR)



49% Industrial/ Warehouse
25%
24%
21%
17%
4%
9%
Industrial
Warehouse
Office
Retail
Self-Storage
Other 2

Geographic Diversification (% of ABR)



63%
5%
5%
5%
4%
4%
2%
2%
1%
9%
US
United Kingdom
Germany
Poland
Spain
Netherlands
Italy
France
Denmark
Other 3

1. Data as of December 31, 2021. Combined pro forma metrics consolidate existing joint ventures between WPC and CPA:18 – Global and certain line items may not reflect the summation of standalone companies. Excludes net lease student housing properties under purchase option and three additional net lease assets in CPA:18 – Global's portfolio scheduled for disposition.
2. Includes education facilities, hotel (net lease), laboratory, fitness facility, theater, student housing (net lease), restaurants and land.
3. Includes properties in Croatia, Lithuania, Finland, Norway, Hungary, Portugal, Czech Republic, Austria, Sweden, Slovakia, Latvia, Estonia, Canada, Mexico and Japan.

CPA®:18 – Global and W. P. Carey Inc. Proposed Merger

W. P. Carey's Pro Forma Portfolio [1]

CPA:18 GLOBAL

Tenant Concentration (% of ABR)

Rank	Tenant	Description	Location	Pro Forma
1.	U-HAUL	Net lease self-storage properties	North America	2.9%
2.	State of Andalucia	Government office properties	Europe	2.2%
3.	HELLWEG	Do-it-yourself retail	Europe	2.1%
4.	METRO	Business-to-business wholesale stores	Europe	2.1%
5.	Pendragon PLC	Automotive dealerships	Europe	1.8%
6.	OBI	Do-it-yourself retail	Europe	1.7%
7.	Marriott	Net lease hotel properties	North America	1.6%
8.	ExtraSpace Storage	Net lease self-storage properties	North America	1.6%
9.	Advance Auto Parts	Distribution facilities	North America	1.5%
10.	Nord Anglia Education	K-12 private schools	North America	1.5%
Top 10 Total				19.1%

Contractual Rent Increases (% of ABR)



4%
1%
38%
38%
19%
58% CPI-Linked
Uncapped CPI
CPI-Based
Fixed
Other [2]
None

1. Data as of December 31, 2021. Combined pro forma metrics consolidate existing joint ventures between WPC and CPA:18 – Global and certain line items may not reflect the summation of standalone companies. Excludes net lease student housing properties under purchase option and three additional net lease assets in CPA:18 – Global's portfolio scheduled for disposition.
2. Represents leases with percentage rent (i.e., participation in the gross revenues of the tenant above a stated level) and other increases.

W. P. CAREY


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Investor Returns

CPA®:18 – Global and W. P. Carey Inc. Proposed Merger

CPA:18 – Global Performance

	Class A	Class C
Original Offering price per share	$10.00	$9.35
Total per share cash distributions since inception [1]	$4.82	$4.24
Total per share merger consideration [2]	$10.45	$10.45
Total return per original purchase price [3]	$15.27	$14.69
Total return as % of original investment	**153%**	**157%**

1. Reflects distributions declared through December 31, 2021. Data is based on $10.00 per share public offering price for Class A and $9.35 per share public offering price for Class C.
2. Based on WPC's trailing 3-day volume weighted average price ("VWAP") of $76.17 as of February 25, 2022. The actual value of the merger consideration may be higher or lower than $10.45 per share.
3. Assumes investment made at inception.

CPA®:18 – Global and W. P. Carey Inc. Proposed Merger

CPA:18 – Global Investor Experience Based on $10.45 per share Merger Consideration

CPA:18 GLOBAL

Original Class A Investor



$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$10,000
$15,266
$17,919
Original Investment
Without DRIP
With DRIP

Original Class C Investor



$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$10,000
$15,706
$18,128
Original Investment
Without DRIP
With DRIP

Cash[2] | Stock Consideration

1. Data reflected above is based upon a $10.00 per share purchase price for Class A shares and $9.35 per share purchase price for Class C shares. Assumes $10,000 investment made at inception and reflects distributions declared through December 31, 2021 .
2. Total cash includes cash distributions made since inception, including all-cash special distribution declared in December 2021, and cash component of merger consideration.

CPA®:18 – Global and W. P. Carey Inc. Proposed Merger

Compelling Transaction

- Provides liquidity to CPA®:18 – Global investors
- Investors will receive merger consideration in a combination of shares of WPC (~70%) and cash (~30%), which provides the opportunity to continue their investment in a similar company, receiving income in the form of quarterly dividends and participating in the potential upside of a leading publicly traded REIT
- Go-shop period permits CPA®:18 – Global to solicit alternative transaction proposals
- Combining two complementary net lease portfolios and adding attractive self-storage assets will provide WPC the opportunity to generate additional growth from Real Estate AFFO accretion, portfolio repositioning and debt re-financings

Cautionary Statement Concerning Forward-Looking Statements

CPA:18 GLOBAL

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, among other things, statements regarding intent, belief or expectations of CPA®:18 – Global and generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," "assume," "outlook," "seek," "forecast," and similar expressions. These forward-looking statements include, but are not limited to, statements regarding: the benefits of the proposed Merger, annualized dividends, funds from operations coverage, integration plans and expected synergies, the expected benefits of the proposed Merger, anticipated future financial and operating performance and results, including estimates of growth, and the expected timing of completion of the proposed Merger.

These statements are based on current expectations. It is important to note that actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from these forward-looking statements. Other unknown or unpredictable risks or uncertainties, like the risks related to the effects of pandemics and global outbreaks of contagious diseases (such as the current COVID-19 pandemic) or the fear of such outbreaks, could also have material adverse effects on our business, financial condition, liquidity, results of operations, and prospects. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties, and other factors that may materially affect our future results, performance, achievements, or transactions. Information on some of these factors are contained in CPA®:18 – Global's and W. P. Carey's filings with the SEC and are available at the SEC's website at http://www.sec.gov, including, but not limited to, Part I, Item 1A. Risk Factors in each company's Annual Report on Form 10-K for the year ended December 31, 2021. These risks, as well as other risks associated with the proposed Merger, will be more fully discussed in the Proxy Statement/Prospectus that will be included in the Registration Statement on Form S-4 that CPA®:18 – Global will file with the SEC in connection with the proposed Merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Moreover, because we operate in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Readers are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, CPA®:18 – Global does not undertake to revise or update any forward-looking statements.

All data presented herein is as of December 31, 2021 unless otherwise noted.
Amounts may not sum to totals due to rounding.
Past performance does not guarantee future results.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. W. P. Carey intends to file with the SEC a registration statement on Form S-4 that will include a Proxy Statement of CPA®:18 – Global / Prospectus and other relevant documents to be mailed by CPA®:18 – Global to its security holders in connection with the proposed transactions.

WE URGE INVESTORS TO READ THE PROXY STATEMENT / PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED BY CPA®:18 – GLOBAL AND W. P. CAREY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CPA®:18 – GLOBAL, W. P. CAREY AND THE PROPOSED TRANSACTIONS. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY.

Investors will be able to obtain these materials (when they become available) and other documents filed with the SEC free of charge at the SEC's website (http://www.sec.gov). In addition, these materials (when they become available) will also be available free of charge by accessing CPA®:18 – Global's website (http://www.cpa18global.com) or by accessing W. P. Carey's website (http://www.wpcarey.com). Investors may also read and copy any reports, statements and other information filed by CPA®:18 – Global or W.P. Carey with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC's website for further information on its public reference room.

Participants in the Proxy Solicitation

Information regarding W. P. Carey's directors and executive officers is available in its proxy statement filed with the SEC by W. P. Carey on March 31, 2021 in connection with its 2021 annual meeting of stockholders, and information regarding CPA®:18 – Global's directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC by CPA®:18 – Global on February 25, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available.

Disclosures

CPA:18 GLOBAL

The following metrics are used in this presentation

Pro Rata Metrics

This presentation contains certain metrics prepared on a pro rata basis. We refer to these metrics as pro rata metrics. We have a number of investments, usually with our affiliates, in which our economic ownership is less than 100%. On a full consolidation basis, we report 100% of the assets, liabilities, revenues and expenses of those investments that are deemed to be under our control or for which we are deemed to be the primary beneficiary, even if our ownership is less than 100%. Also, for all other jointly owned investments, which we do not control, we report our net investment and our net income or loss from that investment. On a pro rata basis, we generally present our proportionate share, based on our economic ownership of these jointly owned investments, of the assets, liabilities, revenues and expenses of those investments.

ABR

ABR represents contractual minimum annualized base rent for our net leased properties and reflects exchange rates as of December 31, 2021. If there is a rent abatement, we annualize the first monthly contractual base rent following the free rent period. ABR is not applicable to operating properties and is presented on a pro rata basis.